                                                                    EXHIBIT 10.9

                              DRUGSTORE.COM, INC.

                 SERIES B PREFERRED STOCK RESCISSION AGREEMENT

     This Series B Preferred Stock Rescission Agreement (the "Agreement") is
                                                              ---------
made as of November 23, 1998 by and between DrugStore.com, Inc., a Delaware corporation (the "Company"), and the investors listed on Exhibit A attached
                  -------                                ---------
hereto (each a "Purchaser" and together the "Purchasers").
                ---------                    ----------

                                   RECITALS

          A. Pursuant to that certain Series B Preferred Stock Purchase Agreement dated October 9, 1998 by and between the Company, the Purchasers and certain other investors (the "Purchase Agreement"), the Company sold and the
                              ------------------
Purchasers purchased an aggregate of 1,671,641 shares of the Company's Series B Preferred Stock (the "Shares"), at a price of $3.35 per share for a total
                      ------
purchase price of $5,599,997.35.

          B. The Company and the Purchasers deem it to be in their respective best interests to rescind the Purchasers' purchase of an aggregate of 89,552 of the Shares.

                                   AGREEMENT

     Accordingly, the parties agree as follows:

          1.  RESCISSION OF SHARES.  The Company and the Purchasers hereby
              --------------------
rescind the sale of 89,552 of the Shares (the "Rescinded Shares"), in the
                                               ----------------
specific amounts listed on Exhibit A. Each Purchaser acknowledges and agrees that it shall have no further right, title or interest in any of the Rescinded Shares.

          2.  REFUND OF PURCHASE PRICE.  The Company shall promptly refund to
              ------------------------
each Purchaser (by check or wire transfer) the amount paid by such Purchaser for the Rescinded Shares, as indicated on Exhibit A (the "Purchase Price").
                                      ---------       --------------

          3.  ENTIRE AGREEMENT.  This Agreement, along with the Purchase
              ----------------
Agreement and the documents referred to herein and therein, constitute the entire agreement between the parties pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties are expressly canceled.

          4.  COUNTERPARTS.  This Agreement may be executed in counterparts,
              ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [Signature Page Follows]

                    SIGNATURE PAGE TO RESCISSION AGREEMENT

     The parties have duly executed this Series B Preferred Stock Rescission Agreement as of the date first written above.

                                    COMPANY:

                                    DRUGSTORE.COM, INC.

                                    By: /s/ Peter Neupert
                                        ----------------------------------------
                                    Name:  Peter Neupert
                                    Title: President and CEO

                                    Address: 18650 NE 67th Court
                                             Redmond, WA  98052



                                    PURCHASERS:

                                    KLEINER PERKINS CAUFIELD & BYERS VIII, L.P.

                                    By:  KPCB VIII Associates, L.P., its
                                    General Partner

                                    By: /s/ Brook H. Byers
                                        ----------------------------------------
                                                   a General Partner

                                    Address: 2750 Sand Hill Road
                                             Menlo Park, CA 94025


                                    KPCB VIII FOUNDERS FUND, L.P.

                                    By:  KPCB VIII Associates, L.P., its
                                    General Partner

                                    By: /s/ Brook H. Byers
                                        ----------------------------------------
                                                   a General Partner

                                    Address: 2750 Sand Hill Road
                                             Menlo Park, CA 94025


                    SIGNATURE PAGE TO RESCISSION AGREEMENT

                                    KPCB Life Sciences Zaibatsu Fund II, L.P.

                                    By:  KPCB VII Associates, L.P., its General
                                    Partner

                                    By: /s/ Brook H. Byers
                                        ----------------------------------------
                                                   a General Partner

                                    Address: 2750 Sand Hill Road
                                             Menlo Park, CA 94025



                    SIGNATURE PAGE TO RESCISSION AGREEMENT

                                   EXHIBIT A
                                   ---------


                            SCHEDULE OF PURCHASERS


              PURCHASER NAME                         PURCHASE PRICE TO BE             SHARES TO BE
                                                           RETURNED                     RESCINDED
-------------------------------------------    ------------------------------    ---------------------
Kleiner Perkins Caufield & Byers VIII, L.P.              $269,400.30                     80,418

KPCB VIII Founders Fund, L.P.                            $ 15,597.60                      4,656

KPCB Life Sciences Zaibatsu Fund II, L.P.                $ 15,001.30                      4,478


TOTAL                                                    $299,999.20                     89,552

                              DRUGSTORE.COM, INC.
     RESCISSION OF SERIES B PREFERRED STOCK FROM KLEINER PERKINS ENTITIES
                                 NOVEMBER 1998

--------------------------------------------------------------------------------------------------------------------------------
                                                 ORIGINAL INVESTMENT    ORIGINAL SHARES    ADJUSTED INVESTMENT   ADJUSTED SHARES
--------------------------------------------------------------------------------------------------------------------------------
Kleiner Perkins Caufield & Byers VIII, L.P.      $      5,028,798.90          1,501,134    $     4,759,398.60          1,420,716
--------------------------------------------------------------------------------------------------------------------------------
KPCB VIII Founders Fund, L.P.                    $        291,198.75             86,925    $       275,601.15             82,269
--------------------------------------------------------------------------------------------------------------------------------
KPCB Life Sciences Zaibtsu Fund II, L.P.         $        279,999.70             83,582    $       264,998.40             79,104
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            $      5,599,997.35          1,671,641    $     5,299.998.15          1,582,089
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                      RESCISSION AMOUNT      RESCISSION SHARES
----------------------------------------------------------------------------------------------
Kleiner Perkins Caufield & Byers VIII, L.P.      $        269,400.30             80,418
----------------------------------------------------------------------------------------------
KPCB VIII Founders Fund, L.P.                    $         15,597.60              4,656
----------------------------------------------------------------------------------------------
KPCB Life Sciences Zaibtsu Fund II, L.P.         $         15,001.30              4,478
----------------------------------------------------------------------------------------------
TOTAL                                            $        299,999.20             89,552
----------------------------------------------------------------------------------------------

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